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                                                                   EXHIBIT 10.14

                                  CONFIDENTIAL

                FIFTH AMENDMENT TO INTERACTIVE SERVICES AGREEMENT

         This Fifth Amendment to Interactive Services Agreement (this "Fifth Amendment"), effective as of March 31, 2001 (the "Fifth Amendment Effective Date"), is made and entered into by and between America Online, Inc. ("AOL"), a Delaware corporation with its principal offices at 22000 AOL Way, Dulles, Virginia 20166, and iVillage, Inc. ("Interactive Content Provider" or "ICP"), a Delaware corporation, with its principal offices at 512 Seventh Avenue, New York, New York 10018. Defined terms that are used but not defined herein shall be as defined in the Interactive Services Agreement between AOL and ICP effective as of December 31, 1998, as amended (collectively, the "Agreement"). The meanings given to terms that are defined in this Fifth Amendment and which are not defined in the Agreement shall apply in the Agreement.

                                  INTRODUCTION

         AOL and ICP are parties to that certain Second Addendum to Interactive Services Agreement effective as of February 20, 2000 (the "Second Addendum"), which provides for certain temporary promotion by AOL of an astrology site on the Internet controlled by ICP. Nothing herein shall invalidate or modify the Second Addendum.

         The Parties wish to amend the Agreement.

         It is therefore agreed as follows:

         1. Extension of Term. The Parties wish to extend the Initial Term of the Agreement through March 31, 2001 through April 30, 2001 (the "Fourth Extension Term"). The dates on which the Parties must provide the Put Notice and Call Notice, as defined in Sections 6.1.1 and 6.1.2, respectively, of the Agreement, shall also be extended by one (1) month.

         2. Cash Payments. ICP shall pay AOL Two Hundred Sixty-Eight Thousand Nine Hundred Eight Dollars ($268,908) during the Fourth Extension Term.

         3. In-Kind Programming and Promotion. During the Fourth Extension Term, ICP shall provide AOL with the equivalent of One Hundred Fourteen Thousand Four Hundred Forty-Four Dollars ($114,444) made up of the in-kind commitments specified on Exhibit E of the Agreement in the amounts and with the bona-fide values listed on such exhibit.

         4. Impressions Guarantee. AOL shall provide ICP with at least Four Million Six Hundred Fifty-Five Thousand Two Hundred Ninety-One (4,655,291) Impressions from ICP's presence on the AOL Network during the Fourth Extension Term.

         5. Order of Precedence. This Fifth Amendment is supplementary to and modifies the Agreement. The terms of this Fifth Amendment supersede provisions in the Agreement only to the extent that the terms of this Fifth Amendment and the Agreement expressly conflict. However, nothing in this Fifth Amendment should be interpreted as invalidating the Agreement, and provisions of the Agreement will continue to govern relations between the parties insofar as they do not expressly conflict with this Fifth Amendment.

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         6. Counterparts: Facsimile. This Fifth Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. This Fifth Amendment, and amendments and modifications hereof, may be executed by facsimile.

         IN WITNESS WHEREOF, the Parties hereto have executed this Fifth Amendment as of the date first written above.

AMERICA ONLINE, INC.                         iVILLAGE, INC.

By:   /s/ Jonathan R. Edson                  By:  /s/ Steve Elkes
     -------------------------------------        ------------------------------

Name:   Jonathan R. Edson                    Name:  Steve Elkes
       -----------------------------------          ----------------------------

Title:   Vice President, Business Affairs    Title: Executive Vice President,
        ----------------------------------          ----------------------------
                                                    Business Affairs
                                                    ----------------------------

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